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                       SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): October 1, 1998




                              CENTRAL COAST BANCORP
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)



            California                  0-254018         77-0367061
      -----------------------------     --------         ----------
       (State or other jurisdiction)   (Commission      (I.R.S.Employer
     of incorporation or organization)   File Nimber)  Identification No.)



      301 Main Street, Salinas, California                  93901
      --------------------------------------                -----
     (Address of Principal Executive Offices)             (Zip Code)



    Registrants telephone number including area code: (831) 422-6642
                                                            --------

                                 Not Applicable
         ---------------------------------------------------------
      (Former name or former address, if changed since last report).



                                  Page 1 of 5

                          The Exhibit Index is on Page 4
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                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         On October 1, 1998, CENTRAL COAST BANCORP of Salinas,
California issued a press release concerning the approval by the Board of Directors to pursue a stock repurchase of up to 5% of its common stock traded on NASDAQ under the symbol CCBN.

         The forgoing is qualified by reference to the press release attached as Exhibit-99.1.


Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements.

               Not Applicable.

          (b) Pro Forma Financial Information.

               Not Applicable.

          (c) Exhibits.

               (99.1) Press Release dated October 1, 1998























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENTRAL COAST BANCORP


Date:  October 1, 1998                 By: /s/NICK VENTIMIGLIA
                                          ---------------------
                                          Nick Ventimiglia
                                          President and Chief
                                           Executive Officer




































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EXHIBIT INDEX

                                                         Sequential
Exhibit No.                   Description                  Page No.

99.1             Press Release dated October 1, 1998          5